UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Willis Towers Watson Public Limited Company

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Your Vote Counts! WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 2021 Annual General Meeting of Shareholders Vote by May 10, 2021 11:59 PM ET. For shares held in a Plan, vote by May 6, 2021 11:59 PM ET. WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 200 LIBERTY STREET NEW YORK, NEW YORK 10281 You invested in WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2021. Get informed before you vote View the Annual Report on Form 10-K, Notice and Proxy Statement and Irish Statutory Accounts online OR you can receive a free paper copy of voting material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Vote in Person at the Meeting* May 11, 2021 9:00 a.m. EDT Registration begins at 8:30 a.m.EDT Willis Towers Watson Public Limited Company 1450 Brickell Avenue, Suite 1600, Miami, Florida 33131; and Matheson, 70 Sir John Rogerson’s Quay, Dublin 2, Ireland *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect directors. 1a. Anna C. Catalano For 1b. Victor F. Ganzi For 1c. John J. Haley For 1d. Wendy E. Lane For 1e. Brendan R. O’Neill 1f. Jaymin B. Patel For 1g. Linda D. Rabbitt 1h. Paul D. Thomas For 1i. Wilhelm Zeller 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration. For 3. Approve, on an advisory basis, the named executive officer compensation. For 4. Renew the Board’s existing authority to issue shares under Irish law. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. D38520-P50070